CUSIP NO. 75886F 10 7                 13G/A      PAGE 14 ----- of ----- 15 PAGES


                                                                       Exhibit 5
                                                                       ---------

               Joint Filing Agreement Pursuant to Rule 13d-1(k)(1)

     The undersigned hereby agree that this document shall be filed on behalf of each of them.

                                     By:  KEDGE  CAPITAL  FUNDS
                                          LIMITED, SPECIAL
                                          SITUATIONS  1  FUND


                                     By:  /s/  Thomas  J.  Plotz
                                          -------------------------------------
                                          Name:  Thomas  J.  Plotz
                                          Title:  Attorney-in-Fact


                                          FELDON  INVEST  SA

                                     By:  /s/  Thomas  J.  Plotz
                                          -------------------------------------
                                          Name:  Thomas  J.  Plotz
                                          Title:  Attorney-in-Fact


                                          EMFELD  LTD

                                     By:  /s/  Thomas  J.  Plotz
                                          -------------------------------------
                                          Name:  Thomas  J.  Plotz
                                          Title:  Attorney-in-Fact


                                          BERTARELLI  &  CIE


                                     By:  /s/  Thomas  J.  Plotz
                                          -------------------------------------
                                          Name:  Thomas  J.  Plotz
                                          Title:  Attorney-in-Fact



                                     By:  /s/  Ernesto  Bertarelli*
                                          -------------------------------------
                                          Ernesto Bertarelli



*  By:  /s/  Thomas  J.  Plotz
        ------------------------------------
        Thomas J. Plotz, Attorney-in-Fact



Dated:  September 4, 2002


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